PIMCO Funds Prospectus

PIMCO Variable Insurance Trust April 29, 2004 Share Class Adm Administrative

SHORT DURATION BOND PORTFOLIOS
Money Market Portfolio Short-Term Portfolio Low Duration Portfolio

INTERMEDIATE DURATION BOND PORTFOLIOS
Total Return Portfolio Total Return Portfolio II High Yield Portfolio

LONG DURATION BOND PORTFOLIOS
Long-Term U.S. Government Portfolio

REAL RETURN STRATEGY PORTFOLIOS
Real Return Portfolio CommodityRealReturn Strategy Portfolio

INTERNATIONAL BOND PORTFOLIOS
Global Bond Portfolio (Unhedged) Foreign Bond Portfolio (U.S. Dollar-Hedged) Emerging Markets Bond Portfolio

STRATEGIC ASSET ALLOCATION PORTFOLIOS
All Asset Portfolio

EQUITY-RELATED PORTFOLIOS
StocksPLUS Growth and Income Portfolio StocksPLUS Total Return Portfolio
This cover is not part of the Prospectus

Prospectus

PIMCO Variable Insurance Trust

April 29, 2004

Administrative Class Shares

This prospectus describes 15 separate investment portfolios (the “Portfolios”), offered by the PIMCO Variable Insurance Trust (the “Trust”). The Portfolios provide access to the professional investment management services offered by Pacific Investment Management Company LLC (“PIMCO”).

This prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

Shares of the Portfolios currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

This prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Variable Insurance Trust

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Portfolios	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min. 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(9)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(7)

Intermediate Duration Bond Portfolios	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(7)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 80% below Baa (4)	0-15%(3)(8)

Long Duration Bond Portfolios	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Strategy Portfolios	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(7)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(7)

International Bond Portfolios	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(5)

Strategic Asset Allocation Portfolios	All Asset	Other PIMCO Funds	Average of PIMCO Funds held (6)	Average of PIMCO Funds held (6)	Average of PIMCO Funds held (6)

Equity-Related Portfolios	StocksPLUS Growth and Income	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(7)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(7)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Portfolio (except the Long-Term U.S. Government and Total Return II Portfolios) may invest beyond this limit in U.S. dollar-denominated securities.
(3)	The percentage limitation relates to euro-denominated securities.
(4)	Effective June 1, 2004, the Portfolio’s quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Portfolio does not invest in securities directly, but in other PIMCO Funds.
(7)	Effective June 1, 2004, the limit will increase to 30%.
(8)	Effective June 1, 2004, the limit will increase to 20% of total assets in non-U.S. dollar denominated securities.
(9)	Effective June 1, 2004, the limit will increase to 10%.

3	PIMCO Variable Insurance Trust

Summary Information (continued)

Fixed Income Instruments

The “Fixed Income Portfolios” are the Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), High Yield, Long-Term U.S. Government, Low Duration, Money Market, Real Return, Short-Term, Total Return and Total Return II Portfolios. Each of the Fixed Income Portfolios differs from the others primarily in the length of the Portfolio’s duration or the proportion of its investments in certain types of fixed income securities. “Fixed Income Instruments,” as used in this prospectus, includes:

•    securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•    corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•    mortgage-backed and other asset-backed securities;

•    inflation-indexed bonds issued both by governments and corporations;

•    structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•    delayed funding loans and revolving credit facilities;

•    bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•    repurchase agreements and reverse repurchase agreements;

•    debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•    obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•    obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolios may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

• high quality • investment grade • below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Portfolio Descriptions, Performance and Fees

The Portfolios provide a broad range of investment choices. The following summaries identify each Portfolio’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Portfolios begins after the Portfolio Summaries. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolios. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Portfolio’s holdings.

It is possible to lose money on investments in the Portfolios.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments made by the All Asset Portfolio

The All Asset Portfolio is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Portfolio may invest in any of the funds of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying PIMS Funds”). The Underlying PIMS Funds in which the All Asset Portfolio invests are not offered in this prospectus.

Prospectus	4

PIMCO All Asset Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with preservation of real capital and prudent investment management	Portfolio Focus Underlying PIMCO Funds Average Portfolio Duration Average of PIMCO Funds held	Credit Quality Average of PIMCO Funds held Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying PIMS Funds”). Though it is anticipated that the Portfolio will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser. The Portfolio invests its assets in shares of the Underlying PIMS Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMS Funds. The asset allocation sub-adviser attempts to diversify the Portfolio’s assets broadly among the Underlying PIMS Funds. Please see the “Description of the Underlying PIMS Funds” in this prospectus for information about their investment styles and primary investments.

The Portfolio may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time. The Portfolio’s investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the International StocksPLUS TR Strategy, StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return II, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making allocation decisions among the Underlying PIMS Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short-and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMS Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying PIMS Funds, the Portfolio may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return of the Portfolio, are:

• Allocation Risk	• Underlying Fund Risk	• Issuer Non-Diversification Risk

Among the principal risks of investing in the Underlying PIMS Funds, and consequently the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk • European Concentration Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks associated with the Underlying PIMS Funds and an investment in the Portfolio.

Performance Information

The Portfolio measures its performance against two benchmarks. The Portfolio’s primary benchmark is the Lehman Global Real: U.S. TIPS 1-10 Year Index, which is an unmanaged market index comprised of all U.S. inflation-linked indexed securities with maturities of 1 to 10 years. The Portfolio’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics.

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

5	PIMCO Variable Insurance Trust

PIMCO All Asset Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses (including Underlying PIMS Fund fees) you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Underlying PIMS Fund Expenses(2)	Total Annual Portfolio Operating Expenses	Expense Reduction(3)	Net Portfolio Operating Expenses

Administrative	0.20%	0.15%	10.57%	0.60%	11.52%	(10.32%)	1.20%

(1)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio’s assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMS Fund for the most recent fiscal year, please see “Fund of Fund Fees—Annual Underlying PIMS Fund Expenses” in this prospectus. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$122	$381	$660	$1,455

Prospectus	6

PIMCO CommodityRealReturn Strategy Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Portfolio Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Portfolio may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Portfolio will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Portfolio will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Portfolio may experience substantial losses. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

7	PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn Strategy Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.49%	0.15%	0.33%	0.97%	(0.08%)	0.89%

(1)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.89% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$91	$284

Prospectus	8

PIMCO Emerging Markets Bond Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets in the country. The average portfolio duration of this Portfolio varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Portfolio emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Portfolio’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Portfolio likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Portfolio may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Portfolio may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an

Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

9	PIMCO Variable Insurance Trust

PIMCO Emerging Markets Bond Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘03)	10.61%

	Lowest (3rd Qtr. ‘03)	2.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (9/30/2002)

Administrative Class	31.64%	40.86%

J.P. Morgan Emerging Markets Bond Index Global(1)	25.65%	31.93%

(1)	The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index which tracks the total return of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.45%	0.15%	0.44%	1.04%

(1)   “Other Expenses” reflect an administrative fee of 0.40% and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 1.00% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 1.00%.

Examples.    The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$106	$331	$574	$1,271

Prospectus	10

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

11	PIMCO Variable Insurance Trust

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘00)	3.67%

	Lowest (3rd Qtr. ‘03)	–1.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (2/16/99)(2)

Administrative Class	2.26%	5.19%

J.P. Morgan Non-U.S. Index (Hedged)(1)	1.98%	5.47%

(1)	The J.P. Morgan Non-U.S. Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 2/16/99. Index comparisons began on 2/28/99.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.53%	0.93%

(1)   “Other Expenses” reflect an administrative fee of 0.50 and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.90%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$95	$296	$515	$1,143

Prospectus	12

PIMCO Global Bond Portfolio (Unhedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Portfolio invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

PIMCO selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Portfolio’s total assets. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an

Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

13	PIMCO Variable Insurance Trust

PIMCO Global Bond Portfolio (Unhedged) (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘03)	1.76%

	Lowest (3rd Qtr. ‘03)	4.78%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (1/10/02)(2)

Administrative Class	14.43%	17.61%

J.P. Morgan Global Index (Unhedged)(1)	14.51%	16.91%

(1)	The J.P. Morgan Global Index (Unhedged) is an unmanaged index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 1/10/02. Index comparisons began on 1/01/02.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.52%	0.92%

(1)   “Other Expenses” reflect an administrative fee of 0.50% and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of expenses to average net assets excluding interest expense is 0.90%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$94	$293	$509	$1,131

Prospectus	14

PIMCO High Yield Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective June 1, 2004, the Portfolio’s quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest up to 15% of its total assets in euro-denominated securities (effective June 1, 2004, this guideline will change to 20% of total assets in securities denominated in foreign currencies) and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro (effective June 1, 2004, to foreign currency) to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest up to 25% of its assets (effective June 1, 2004, all of its assets) in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

15	PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘02)	8.69%

	Lowest (3rd Qtr. ‘02)	-5.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Portfolio Inception (04/30/98)

Administrative Class	22.85%	4.88%	4.61%

Merrill Lynch U.S. High Yield BB-B Rated Index(1)	22.95%	4.75%	4.29%

(1)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.25%	0.15%	0.35%	0.75%

(1)   “Other Expenses” reflect an administrative fee of 0.35%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$77	$240	$417	$930

Prospectus	16

PIMCO Long-Term U.S. Government Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

The Portfolio’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

17	PIMCO Variable Insurance Trust

PIMCO Long-Term U.S. Government Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)		10.87%

	Lowest (2nd Qtr. ’01)	-	1.87%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (4/30/99)

Administrative Class	3.90%	9.08%

Lehman Brothers Long-Term Treasury Index(1)	2.48%	7.94%

(1)	The Lehman Brothers Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.26%	0.66%

(1)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.
(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation
Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)   Ratio of net expenses to average net assets excluding interest expense is 0.65%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$67	$211	$368	$822

Prospectus	18

PIMCO Low Duration Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

19	PIMCO Variable Insurance Trust

PIMCO Low Duration Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.23%

	Lowest (4th Qtr. ’01)	-0.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (2/16/99)(2)

Administrative Class	2.34%	5.51%

Merrill Lynch 1-3 Year Treasury Index(1)	1.90%	5.58%

(1)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 2/16/99. Index comparisons began on 2/28/99.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.25%	0.15%	0.25%	0.65%

(1)   “Other Expenses” reflect an administrative fee of 0.25%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$208	$362	$810

Prospectus	20

PIMCO Money Market Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Portfolio Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

21	PIMCO Variable Insurance Trust

PIMCO Money Market Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	1.60%

	Lowest (4th Qtr. ’03)	0.15%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (9/30/99)

Administrative Class	0.72%	3.10%

Citigroup 3-Month U.S. Treasury Bill Index(1)	1.07%	3.30%

(1)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.15%	0.15%	0.20%	0.50%

(1)   “Other Expenses” reflect an administrative fee of 0.20%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.50% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$51	$160	$280	$628

Prospectus	22

PIMCO Real Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Portfolio Focus Inflation indexed fixed income securities Average Portfolio Duration ± 2 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 31, 2004 was 7.85 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

23	PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)	8.34%

	Lowest (4th Qtr. ’01)	-1.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (9/30/99)

Administrative Class	8.84%	11.73%

Lehman Global Real: U.S. TIPS Index(1)	8.40%	10.74%

(1)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)(3)

Administrative	0.25%	0.15%	0.26%	0.66%

(1)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)   Ratio of net expenses to average net assets excluding interest expense is 0.65%.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$67	$211	$368	$822

Prospectus	24

PIMCO Short-Term Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Portfolio Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its total assets (effective June 1, 2004, the limit will increase to 10%) in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

25	PIMCO Variable Insurance Trust

PIMCO Short-Term Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	2.37%

	Lowest (3rd Qtr. ’03)	0.15%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (9/30/99)

Administrative Class	2.05%	4.52%

Citigroup 3-Month U.S. Treasury Bill Index(1)	1.07%	3.30%

(1)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.25%	0.15%	0.20%	0.60%

(1)   “Other Expenses” reflect an administrative fee of 0.20%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.60% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$61	$192	$335	$750

Prospectus	26

PIMCO StocksPLUS Growth and Income Portfolio

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Portfolio Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipt.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

27	PIMCO Variable Insurance Trust

PIMCO StocksPLUS Growth and Income Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘98)	21.95%

	Lowest (3rd Qtr. ‘02)	-17.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Since Inception (12/31/97)

Administrative Class	30.38%	-0.02%	4.47%

S&P 500 Index(1)	28.68%	-0.57%	3.78%

(1)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.40%	0.15%	0.10%	0.66%	(0.01%)	0.65%

(1)   “Other Expenses” reflect an administrative fee of 0.10%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$208	$362	$810

Prospectus	28

PIMCO StocksPLUS Total Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Portfolio Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Portfolio with a view toward enhancing the Portfolio’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Portfolio.

29	PIMCO Variable Insurance Trust

PIMCO StocksPLUS Total Return Portfolio (continued)

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reduction(2)	Net Portfolio Operating Expenses

Administrative	0.49%	0.15%	0.33%	0.97%	(0.08%)	0.89%

(1)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees’ fees.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce Total Annual Portfolio Operating Expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.89% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Administrative	$91	$284

Prospectus	30

PIMCO Total Return Portfolio

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets (effective June 1, 2004, the limit will increase to 30%) in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may not invest in equity securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

31	PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘98)	5.43%

	Lowest (2nd Qtr. ‘99)	-0.94%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Since Inception (12/31/97)

Administrative Class	5.04%	6.34%	6.71%

Lehman Aggregate Bond Index(1)	4.10%	6.62%	6.96%

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.25%	0.15%	0.25%	0.65%

(1)	“Other Expenses” reflect an administrative fee of 0.25%.
(2)	PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$208	$362	$810

Prospectus	32

PIMCO Total Return Portfolio II

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Portfolio Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

Performance Information

The top of the next page shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio’s Administrative Class Shares. The bar chart and the table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

33	PIMCO Variable Insurance Trust

PIMCO Total Return Portfolio II (continued)

Calendar Year Total Returns — Administrative Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	6.87%

	Lowest (4th Qtr. ‘01)	-0.49%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Since Inception (5/28/99)(2)

Administrative Class	5.01%	7.66%

Lehman Brothers Aggregate Bond Index(1)	4.10%	7.49%

(1)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
(2)	The Administrative Class shares commenced operations on 5/28/99. Index comparisons began on 5/31/99.

Fees and Expenses of the Portfolio

These tables describe the fees and expenses you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect Variable Contract fees and expenses.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Share Class	Advisory Fees	Service Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses(2)

Administrative	0.25%	0.15%	0.25%	0.65%

(1)   “Other Expenses” reflect an administrative fee of 0.25%.

(2)   PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees’ fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Administrative	$66	$208	$362	$810

Prospectus	34

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a Portfolio.

Interest Rate Risk

As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment.

Market Risk

The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

35	PIMCO Variable Insurance Trust

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Portfolio concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Real Estate Risk

A Portfolio that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes

Prospectus	36

in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Portfolios that are “diversified.” Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

37	PIMCO Variable Insurance Trust

California State-Specific Risk

Investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

Investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset Portfolio’s investment performance depends upon how its assets are allocated and reallocated between the Underlying PIMS Funds according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying PIMS Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying PIMS Fund that performs poorly or underperforms other funds under various market conditions. You could lose money on your investment in the Portfolio as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset Portfolio invests all of its assets in Underlying PIMS Funds, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying PIMS Funds. The ability of the Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMS Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying PIMS Fund will be achieved.

The All Asset Portfolio’s net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMS Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMS Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMS Fund, which will vary. To the extent that the Portfolio invests a significant portion of its assets in an Underlying PIMS Fund, it will be particularly sensitive to the risks associated with that Underlying PIMS Fund.

Management of the Portfolios

Investment Adviser and Administrator

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolios. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios’ business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying PIMS Funds in which the All Asset Portfolio invests.

Prospectus	38

PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management. Research Affiliates is located at 800 E. Colorado Blvd., Suite 870, Pasadena, CA 91101.

Advisory Fees

Each Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2003, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

Portfolio	Advisory Fees

Money Market Portfolio	0.15%
All Asset Portfolio	0.20%
StocksPLUS Growth and Income Portfolio	0.40%
Emerging Markets Bond Portfolio	0.45%
All other Portfolios	0.25%

The CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios were not operational during the fiscal year ended December 31, 2003. The investment advisory fees for the CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios are at an annual rate of 0.49% and 0.49%, respectively, based upon the average daily net assets of the Portfolio. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Portfolio, at an annual rate of 0.20% of the average daily net assets of the Portfolio.

Administrative Fees

Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio’s assets attributable in the aggregate to the Administrative Class shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended December 31, 2003, each Portfolio paid PIMCO monthly administrative fees at the following annual rates:

Portfolio	Administrative Fees

StocksPLUS Growth and Income Portfolio	0.10%
Money Market and Short-Term Portfolios	0.20%
High Yield Portfolio	0.35%
Emerging Markets Bond Portfolio	0.40%
Foreign Bond (U.S. Dollar-Hedged) and Global Bond (Unhedged) Portfolios	0.50%
All other Portfolios	0.25%

The CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios were not operational during the fiscal year ended December 31, 2003. The administrative fees for the CommodityRealReturn Strategy and StocksPLUS Total Return Portfolios are at an annual rate of 0.25% based upon the average daily net assets of the Portfolio.

PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

PIMCO has contractually agreed, for the Portfolios’ current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees’ fees, the total portfolio operating expenses specified for that Portfolio in

39	PIMCO Variable Insurance Trust

the table identifying the Portfolio’s annual portfolio operating expenses in its Portfolio Summary. For certain Portfolios, PIMCO currently recoups these waivers and reimbursements, not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Fund of Funds Fees

The All Asset Portfolio indirectly pays its proportionate share of the advisory fees paid to PIMCO by the Underlying PIMS Funds in which the Portfolio invests. The All Asset Portfolio pays administrative fees to PIMCO at an annual rate of 0.25% based on the average daily net assets attributable in the aggregate to the Portfolio’s Administrative Class shares. The Portfolio also indirectly pays its proportionate share of the administrative fee charged by PIMCO to the Underlying PIMS Funds in which the Portfolio invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Portfolio invests in Institutional Class shares of the Underlying PIMS Funds, which are not subject to any sales charges or 12b-1 fees.

Prospectus	40

Because the All Asset Portfolio invests in Institutional Class shares of the Underlying PIMS Funds, shareholders of the Portfolio indirectly bear a proportionate share of these expenses, depending upon how the Portfolio’s assets are allocated from time to time among the Underlying PIMS Funds. The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMS Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMS Fund’s Institutional Class shares)

Underlying Fund	Advisory Fees	Other Expenses(1)	Total Fund Operating Expenses
California Intermediate Municipal Bond Fund	0.25%	0.24%	0.49%
California Municipal Bond Fund	0.25	0.22	0.47
CommodityRealReturn Strategy Fund	0.49	0.25	0.74
Convertible Fund	0.40	0.27	0.67
Diversified Income Fund	0.45	0.42	0.87
Emerging Markets Bond Fund	0.45	0.42	0.87
European Convertible Fund	0.50	0.25	0.75
European StocksPLUS TR Strategy Fund	0.55	0.80	0.85	(2)
Far East (ex-Japan) StocksPLUS TR Strategy Fund	0.55	0.81	0.85	(2)
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25	0.25	0.50
Global Bond Fund (Unhedged)	0.25	0.31	0.56
Global Bond Fund (U.S. Dollar-Hedged)	0.25	0.32	0.57
GNMA Fund	0.25	0.25	0.50
High Yield Fund	0.25	0.25	0.50
International StocksPLUS TR Strategy Fund	0.55	0.86	0.85	(2)
Investment Grade Corporate Bond Fund	0.25	0.26	0.51
Japanese StocksPLUS TR Strategy Fund	0.55	0.81	0.85	(2)
Long-Term U.S. Government Fund	0.25	0.25	0.50
Low Duration Fund	0.25	0.18	0.43
Low Duration Fund II	0.25	0.25	0.50
Low Duration Fund III	0.25	0.25	0.50
Moderate Duration Fund	0.25	0.20	0.45
Money Market Fund	0.15	0.20	0.35
Municipal Bond Fund	0.25	0.24	0.49
New York Municipal Bond Fund	0.25	0.23	0.48
Real Return Fund	0.25	0.22	0.47
Real Return Fund II	0.25	0.21	0.46
Real Return Asset Fund	0.40	0.25	0.65
RealEstateRealReturn Strategy Fund	0.49	0.88	0.74	(3)
Short Duration Municipal Income Fund	0.20	0.19	0.39
Short-Term Fund	0.25	0.20	0.45
StocksPLUS Fund	0.40	0.25	0.65
StocksPLUS Municipal-Backed Fund	0.44	1.12	0.69	(4)
StocksPLUS TR Short Strategy Fund	0.49	1.26	0.74	(3)
StocksPLUS Total Return Fund	0.49	0.25	0.74
Total Return Fund	0.25	0.18	0.43
Total Return Fund II	0.25	0.25	0.50
Total Return Fund III	0.25	0.25	0.50
Total Return Mortgage Fund	0.25	0.25	0.50

(1)	Other Expenses includes administrative fees and other expenses (e.g., organizational expenses, interest expense, and pro rata trustee fees) attributable to the Institutional Class shares. For the European StocksPLUS TR Strategy Fund, Far East (ex-Japan) StocksPLUS TR Strategy Fund, International StocksPLUS TR Strategy Fund, Japanese StocksPLUS TR Strategy Fund, RealEstateRealReturn Strategy Fund, StocksPLUS Municipal-Backed Fund and StocksPLUS Short Strategy Fund, the Other Expenses are based on estimated amounts for the initial fiscal year of each Fund’s Institutional class shares and include each Fund’s organizational expenses.

(2)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.85% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.69% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

41	PIMCO Variable Insurance Trust

Individual Portfolio Managers

The table below provides information about the individual portfolio managers responsible for management of the Trust’s Portfolios, including their occupations for the past five years.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience

All Asset	Robert D. Arnott	4/03*	Chief Executive Officer, Research Affiliates, LLC. Until April 30, 2004, Mr. Arnott was also Chairman of First Quadrant, L.P.

CommodityRealReturn Strategy Real Return	John B. Brynjolfsson	** 9/99*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Emerging Markets Bond	Mohamed A. El-Erian	9/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999.
Prior to joining PIMCO, he was a Managing Director from 1998-1999 for
Salomon Smith Barney/Citibank, where he was head of emerging markets research.

Foreign Bond (U.S. Dollar-Hedged) Global Bond (Unhedged)	Michael R. Asay	11/00 1/02*	Executive Vice President, PIMCO. He joined PIMCO in 1998. Prior to joining
PIMCO, he was a Vice President and Director of Market Research for Goldman
Sachs and Company from 1986-1997, where he developed fixed income trading strategies and quantitative analytics for Asian and European markets.

High Yield	Raymond G. Kennedy	5/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration StocksPLUS Growth and Income StocksPLUS Total Return Total Return Total Return II	William H. Gross	2/99* 12/97* ** 12/97* 5/99*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the StocksPLUS Growth and Income and StocksPLUS Total Return Portfolios.

Money Market Short-Term	Paul A. McCulley	9/99* 9/99*	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was  associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995 -1999, where he managed macro research world-wide.

*	Since inception of the Portfolio.
**	Portfolio has not commenced operation as of the date of this prospectus.

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”) and PEA Capital LLC (“PEA”), two entities that are affiliated, through common ownership, PIMCO, that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PIMCO Advisors Distributors LLC (“PAD”) and Allianz Dresdner Asset Management of America L.P. (“ADAM”) had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund, the PIMCO High Yield Fund and the PIMCO Real Return Fund. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PIMCO Advisors Fund Management, PEA, PAD, PIMCO and/or ADAM, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or

Prospectus	42

principal underwriter for any registered investment company, including the Portfolios. In such a case, PIMCO Advisors Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PIMCO Advisors Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Trust, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMCO Funds: Pacific Investment Management Series and of the series of PIMCO Funds: Multi-Manager Series (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements.

Since February, 2004, PIMCO, PAD, PIMCO Advisors Fund Management, PEA and certain of their affiliates, the Trust, other PIMCO Funds and the Trustees of the Trust have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PIMCO Advisors Fund Management, PEA, the Trust, the Portfolios, other PIMCO Funds, the Trustees and/or their affiliates.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolios. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Portfolios or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Portfolios.

The foregoing speaks only as of the date of this supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolios in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

43	PIMCO Variable Insurance Trust

•    Service Fees—Administrative Class Shares.    The Trust has adopted an Administrative Services Plan (the “Plan”) for the Administrative Class shares of each Portfolio. The Plan allows a Portfolio to use its Administrative Class assets to compensate or reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors’ interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits payment for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

The Plan permits a Portfolio to make total payments at an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than sales charges.

•    Arrangements with Service Agents.    Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolios to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. All purchase orders are effected at the net asset value (“NAV”) next determined after a purchase order is received.

While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust’s Board of Trustees and each insurance company with a separate account

Prospectus	44

allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange (“NYSE”) is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

An investor should invest in the Portfolios for long-term investment purposes only. The Trust and PIMCO each reserve the right to restrict purchases of Portfolio shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Redeeming Shares

Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Redemptions of Portfolio shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

How Portfolio Shares Are Priced

The NAV of a Portfolio’s Administrative Class shares is determined by dividing the total value of a Portfolio’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

45	PIMCO Variable Insurance Trust

Except for the Money Market Portfolio, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Tax Consequences

Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a

Prospectus	46

separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See “Additional Information—Additional Tax Information” in the Portfolios’ Statement of Additional Information for more information on taxes.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolios described under the “Portfolio Summaries” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolios. Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

The All Asset Portfolio invests its assets in shares of the Underlying PIMS Funds, and as such does not invest directly in the securities described below. The Underlying PIMS Funds, however, may invest in such securities. Because the value of an investment in the All Asset Portfolio is directly related to the investment performance of the Underlying PIMS Funds in which it invests, the risks of investing in the All Asset Portfolio are closely related to the risks associated with the Underlying PIMS Funds and their investments in the securities described below. Please see “Description of the Underlying PIMS Funds.”

Securities Selection

Most of the Portfolios in this prospectus seek maximum total return. The total return sought by a Portfolio consists of both income earned on a Portfolio’s investments and capital appreciation, if any, arising from increases in the market value of a Portfolio’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as

47	PIMCO Variable Insurance Trust

quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and foreign economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Portfolios may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Portfolio (except the Money Market Portfolio) may invest all of its assets in mortgage- and asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Prospectus	48

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. Each Portfolio (except the Money Market Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Portfolio (except the Money Market Portfolio) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Portfolios may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Portfolio may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and (except for the Money Market Portfolio) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio (except the Money Market Portfolio) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Portfolio (except the Money Market Portfolio) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

49	PIMCO Variable Insurance Trust

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Portfolio (except the Money Market Portfolio) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Portfolio, except the Total Return Portfolio, may invest in convertible securities or equity securities. The Total Return Portfolio may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

The Fixed Income Portfolios intend to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which

Prospectus	50

directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•    Emerging Market Securities.  The Emerging Markets Bond Portfolio invests primarily in securities of issuers based in countries with developing (or “emerging market”) economies, while the Low Duration and Short-Term Portfolios may invest up to 5% of their total assets in such securities and each remaining Portfolio that may invest in foreign securities may invest up to 10% of its total assets in such securities. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

51	PIMCO Variable Insurance Trust

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Portfolio (except the Long-Term U.S. Government and Total Return II Portfolios) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Portfolio that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

• Foreign Currency Transactions.  Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Prospectus	52

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Each Portfolio may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”). This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Portfolio’s total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio’s total assets.

Derivatives

Each Portfolio (except the Money Market Portfolio) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio (except the Money Market Portfolio) may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Portfolio.  While each Portfolio (except the Money Market Portfolio) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Portfolio typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain Portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Portfolio may receive more or less principal that it originally invested. A Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

53	PIMCO Variable Insurance Trust

A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they

Prospectus	54

are designed to closely track. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The All Asset Portfolio invests substantially all of its assets in other investment companies. The All Asset Portfolio’s investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. Each other Portfolio may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio. The Portfolios may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Money Market Portfolio) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or

55	PIMCO Variable Insurance Trust

contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely effect the Portfolio’s performance.

With respect to the All Asset Portfolio, the asset allocation sub-adviser to the Portfolio expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Portfolio indirectly bears the expenses associated with portfolio turnover of the Underlying PIMS Funds which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolios may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Portfolio that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “asset” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated

Prospectus	56

securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.

57	PIMCO Variable Insurance Trust

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	58

Descriptions of the Underlying PIMS Funds

Because the All Asset Portfolio invests its assets in the Underlying PIMS Funds which are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMS Funds. The Portfolio may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval. For a complete description of the Underlying PIMS Funds, please see the Institutional Class prospectus for the PIMCO: Pacific Investment Management Series, which is available free of charge by calling 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(6)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(7)

	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-20%(7)

Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-20%(7)

	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(7)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-20%(7)

	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-20%(7)

	High Yield	Higher yielding fixed income securities	2-6 years	Baa to Aaa; min 80% below Baa(8)	0-15%(9)

	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3-8 years	Max 10% below B	0-20%(7)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(7)

	Real Return II	Inflation-indexed fixed income securities with quality and non-U.S. denominated restrictions	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(7)

	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(7)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)

	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)

	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(3)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(3)

59	PIMCO Variable Insurance Trust

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Convertible Funds	Convertible	Convertible securities	N/A	Max 20% below B	0-20%(7)

	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(4)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(7)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(7)

	European StocksPLUS TR Strategy	European equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-25%(5)(7)

	Far East (ex-Japan) StocksPLUS TR Strategy	Far Eastern (excluding Japan) equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-25%(5)(7)

	International StocksPLUS TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-25%(5)(7)

	Japanese StocksPLUS TR Strategy	Japanese equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-25%(5)(7)

	StocksPLUS TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(7)

	StocksPLUS Municipal-Backed	S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	1-10 years	Baa to Aaa; max 10% Baa	0%

(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Underlying Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS Municipal-Backed and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.
(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(6)	Effective June 15, 2004, the limit will increase to 10%.
(7)	Effective June 15, 2004, the limit will increase to 30%.
(8)	Effective June 15, 2004, the Fund’s quality guideline will change, permitting the Fund to invest in securities with lower-quality credit ratings. Under the new guidelines, the Fund will invest at least 80% of its assets in a diversified portfolio or high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
(9)	The percentage limitation relates to euro-denominated securities. Effective June 15, 2004, the limit will increase to 20% of total assets in non-U.S. dollar denominated securities.

Prospectus	60

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio’s financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio’s independent auditors. Their report, along with full financial statements, appears in the Trust’s Annual Report, which is available upon request. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

All Asset
Administrative Class
12/31/2003(b)	$10.00	$0.53	$0.54	$1.07	$(0.30)	$0.00
Emerging Markets Bond
Administrative Class
12/31/2003	$11.48	$0.64	$2.88	$3.52	$(0.65)	$(1.38)
12/31/2002(f)	10.00	0.18	1.48	1.66	(0.18)	0.00
Foreign Bond (U.S. Dollar-Hedged)
Administrative Class
12/31/2003	$10.07	$0.25	$(0.02)	$0.23	$(0.27)	$0.00
12/31/2002	9.69	0.35	0.43	0.78	(0.36)	(0.04)
12/31/2001	9.40	0.40	0.30	0.70	(0.41)	0.00
12/31/2000	9.42	0.51	0.25	0.76	(0.52)	(0.26)
12/31/1999(k)	10.00	0.41	(0.49)	(0.08)	(0.41)	(0.09)
Global Bond (Unhedged)
Administrative Class
12/31/2003	$11.69	$0.24	$1.43	$1.67	$(0.25)	$(0.08)
12/31/2002(m)	10.00	0.27	1.74	2.01	(0.27)	(0.05)
High Yield
Administrative Class
12/31/2003	$7.17	$0.56	$1.03	$1.59	$(0.57)	$0.00
12/31/2002	7.88	0.60	(0.71)	(0.11)	(0.60)	0.00
12/31/2001	8.33	0.64	(0.45)	0.19	(0.64)	0.00
12/31/2000	9.18	0.77	(0.85)	(0.08)	(0.77)	0.00
12/31/1999	9.67	0.77	(0.49)	0.28	(0.77)	0.00
Long-Term U.S. Government
Administrative Class
12/31/2003	$11.09	$0.30	$0.12	$0.42	$(0.33)	$(0.17)
12/31/2002	10.27	0.44	1.31	1.75	(0.44)	(0.49)
12/31/2001	10.56	0.51	0.09	0.60	(0.52)	(0.37)
12/31/2000	9.22	0.56	1.34	1.90	(0.56)	0.00
12/31/1999(t)	10.00	0.36	(0.78)	(0.42)	(0.36)	0.00
Low Duration
Administrative Class
12/31/2003	$10.23	$0.13	$0.11	$0.24	$(0.19)	$(0.01)
12/31/2002	9.95	0.34	0.35	0.69	(0.35)	(0.06)
12/31/2001	9.82	0.52	0.21	0.73	(0.54)	(0.06)
12/31/2000	9.74	0.59	0.11	0.70	(0.62)	0.00
12/31/1999(k)	10.00	0.50	(0.25)	0.25	(0.51)	0.00
Money Market
Administrative Class
12/31/2003	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
12/31/2002	1.00	0.01	0.00	0.01	(0.01)	0.00
12/31/2001	1.00	0.04	0.00	0.04	(0.04)	0.00
12/31/2000	1.00	0.06	0.00	0.06	(0.06)	0.00
12/31/1999(aa)	1.00	0.01	0.00	0.01	(0.01)	0.00
Real Return
Administrative Class
12/31/2003	$11.90	$0.27	$0.77	$1.04	$(0.32)	$(0.26)
12/31/2002	10.56	0.48	1.36	1.84	(0.48)	(0.02)
12/31/2001	10.34	0.61	0.38	0.99	(0.63)	(0.14)
12/31/2000	9.80	0.64	0.69	1.33	(0.79)	0.00
12/31/1999(aa)	10.00	0.20	(0.20)	0.00	(0.20)	0.00

61	PIMCO Variable Insurance Trust

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.30)	$10.77	10.79%	$1,017	0.60	% (c)(d)*	7.56%*	136%

$(2.03)	$12.97	31.64%	$50,954	1.04	% (e)	4.91%	451%
(0.18)	11.48	16.65%	32,767	1.02	% (e)(g)*	6.58%*	91%

$(0.27)	$10.03	2.26%	$32,355	0.93	% (h)	2.43%	600%
(0.40)	10.07	8.19%	16,776	0.93	% (h)(i)	3.57%	321%
(0.41)	9.69	7.59%	4,856	0.90	% (j)	4.17%	285%
(0.78)	9.40	8.36%	924	0.90%		5.38%	306%
(0.50)	9.42	(0.78)%	5,215	1.10	%*(h)(l)	4.83%*	285%

$(0.33)	$13.03	14.43%	$29,415	0.92	% (h)	1.93%	592%
(0.32)	11.69	20.35%	20,456	0.90	% (n)*	2.58%*	581%

$(0.57)	$8.19	22.85%	$955,599	0.75%		7.21%	97%
(0.60)	7.17	(1.19)%	481,473	0.75	% (o)	8.27%	102%
(0.64)	7.88	2.35%	264,718	0.75	% (p)	7.88%	129%
(0.77)	8.33	(0.86)%	169,557	0.75%		8.81%	59%
(0.77)	9.18	3.01%	151,020	0.75	% (q)	8.25%	13%

$(0.50)	$11.01	3.90%	$94,003	0.66	% (v)	2.72%	619%
(0.93)	11.09	17.59%	92,256	0.65	% (r)	4.05%	586%
(0.89)	10.27	5.86%	33,013	0.65	% (s)	4.75%	457%
(0.56)	10.56	21.24%	9,625	0.65%		5.70%	533%
(0.36)	9.22	(4.28)%	7,173	0.65	%*(u)	5.55%*	294%

$(0.20)	$10.27	2.34%	$115,419	0.65%		1.30%	284%
(0.41)	10.23	7.05%	19,495	0.66	% (v)(w)	3.40%	339%
(0.60)	9.95	7.61%	5,175	0.69	% (v)(x)	5.18%	661%
(0.62)	9.82	7.41%	742	0.65%		6.07%	165%
(0.51)	9.74	2.56%	5,149	0.65	%*(y)	5.74%*	11%

$(0.01)	$1.00	0.72%	$27,032	0.50%		0.70%	N/A
(0.01)	1.00	1.41%	25,850	0.50%		1.41%	N/A
(0.04)	1.00	3.83%	12,860	0.50	% (z)	3.37%	N/A
(0.06)	1.00	6.01%	4,334	0.50%		5.88%	N/A
(0.01)	1.00	1.30%	3,605	0.50	%*(bb)	5.14%*	N/A

$(0.58)	$12.36	8.84%	$275,029	0.66	% (v)	2.21%	738%
(0.50)	11.90	17.77%	90,724	0.66	% (v)	4.19%	87%
(0.77)	10.56	9.63%	7,406	0.66	% (v)(cc)	5.63%	58%
(0.79)	10.34	14.11%	448	0.65%		6.69%	18%
(0.20)	9.80	(0.03)%	3,000	0.65	%*(dd)	7.72%*	23%

Prospectus	62

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Short-Term
Administrative Class
12/31/2003	$10.08	$0.14	$0.06	$0.20	$(0.17)	$(0.01)
12/31/2002	10.08	0.28	0.02	0.30	(0.29)	(0.01)
12/31/2001	10.01	0.48	0.15	0.63	(0.52)	(0.04)
12/31/2000	10.00	0.53	0.09	0.62	(0.61)	0.00
12/31/1999(aa)	10.00	0.13	0.00	0.13	(0.13)	0.00
StocksPLUS Growth and Income
Administrative Class
12/31/2003	$7.25	$0.18	$2.01	$2.19	$(0.18)	$0.00
12/31/2002	9.35	0.22	(2.10)	(1.88)	(0.22)	0.00
12/31/2001	11.05	0.46	(1.74)	(1.28)	(0.42)	0.00
12/31/2000	13.56	0.76	(1.98)	(1.22)	(0.75)	(0.54)
12/31/1999	12.58	0.76	1.65	2.41	(0.61)	(0.82)
Total Return
Administrative Class
12/31/2003	$10.23	$0.25	$0.26	$0.51	$(0.30)	$(0.08)
12/31/2002	9.89	0.41	0.47	0.88	(0.41)	(0.13)
12/31/2001	9.77	0.45	0.35	0.80	(0.49)	(0.19)
12/31/2000	9.45	0.62	0.30	0.92	(0.60)	0.00
12/31/1999	10.09	0.58	(0.64)	(0.06)	(0.58)	0.00
Total Return II
Administrative Class
12/31/2003	$10.09	$0.17	$0.33	$0.50	$(0.19)	$(0.09)
12/31/2002	10.12	0.38	0.41	0.79	(0.40)	(0.42)
12/31/2001	10.24	0.48	0.49	0.97	(0.48)	(0.61)
12/31/2000	9.82	0.63	0.44	1.07	(0.65)	0.00
12/31/1999(kk)	10.00	0.32	(0.18)	0.14	(0.32)	0.00

*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Commenced operations on April 30, 2003.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.92% for the period ended December 31, 2003.
(d)	Ratio of expenses to average net assets excluding Underlying PIMS Funds’ expenses in which the Portfolio invests.
(e)	Ratio of expenses to average net assets excluding trustees’ fees and interest expense is 1.00%.
(f)	Commenced operations on September 30, 2002.
(g)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.11% for the period ended December 31, 2002.
(h)	Ratio of net expenses to average net assets excluding interest expense is 0.90%.
(i)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94% for the period ended December 31, 2002.
(j)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.91% for the period ended December 31, 2001.
(k)	Commenced operations on February 16, 1999.
(l)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999.
(m)	Commenced operations on January 10, 2002.
(n)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01% for the period ended December 31, 2002.
(o)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2002.
(p)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 2001.
(q)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 1999.
(r)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2002.
(s)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2001.
(t)	Commenced operations on April 30, 1999.
(u)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.
(v)	Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(w)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2002.
(x)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.70% for the period ended December 31, 2001.
(y)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.
(z)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.51% for the period ended December 31, 2001.
(aa)	Commenced operations on September 30, 1999.
(bb)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.
(cc)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(dd)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92% for the period ended December 31, 1999.
(ee)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.61% for the period ended December 31, 2002.
(ff)	Ratio of net expenses to average net assets excluding interest expense is 0.60%.
(gg)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.62% for the period ended December 31, 2001.
(hh)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.
(ii)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(jj)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(kk)	Commenced operations on May 28, 1999.

63	PIMCO Variable Insurance Trust

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$10.10	2.05%	$5,948	0.60%		1.43%	199%
(0.30)	10.08	3.02%	4,340	0.60	% (ee)	2.81%	60%
(0.56)	10.08	6.45%	1,683	0.61	% (ff)(gg)	4.74%	94%
(0.61)	10.01	6.42%	37	0.60%		5.27%	281%
(0.13)	10.00	1.32%	3,040	0.60	%*(hh)	5.17%*	N/A

$(0.18)	$9.26	30.38%	$267,880	0.65%		2.19%	134%
(0.22)	7.25	(20.22)%	218,993	0.65	% (r)	2.69%	192%
(0.42)	9.35	(11.43)%	259,926	0.67	% (v)(cc)	4.60%	547%
(1.29)	11.05	(9.50)%	272,751	0.65	% (ii)	5.86%	350%
(1.43)	13.56	19.85%	230,412	0.65%		5.69%	34%

$(0.38)	$10.36	5.04%	$1,908,336	0.65%		2.45%	193%
(0.54)	10.23	9.07%	1,161,299	0.65	% (r)	4.08%	222%
(0.68)	9.89	8.37%	332,823	0.65	% (s)	4.55%	217%
(0.60)	9.77	10.15%	55,533	0.65	% (ii)	6.46%	415%
(0.58)	9.45	(0.58)%	3,877	0.65	% (jj)	5.96%	102%

$(0.28)	$10.31	5.01%	$17,474	0.65%		1.62%	863%
(0.82)	10.09	7.97%	16,882	0.66	% (v)	3.73%	418%
(1.09)	10.12	9.72%	2,403	0.65	% (s)	4.56%	606%
(0.65)	10.24	11.30%	2,203	0.65%		6.34%	937%
(0.32)	9.82	1.41%	5,128	0.65	%*(y)	5.38%*	378%

Prospectus	64

Appendix A

Description of Securities Ratings

A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

High Quality Debt Securities are those rated in one of the two lightest rating categories (the highest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Prospectus	A-	1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

A-2	PIMCO Variable Insurance Trust

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Prospectus	A-	3

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P’s by the issuer or obtained from other sources it considers reliable. S&P’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4	PIMCO Variable Insurance Trust

PIMCO Variable Insurance Trust

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor,

    Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the

Portfolios’ most recent annual

report to shareholders are incor-

porated by reference into this

prospectus, which means they are

part of this prospectus for legal

purposes. The Portfolios’ annual

report discusses the market condi-

tions and investment strategies

that significantly affected each

Portfolio’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or by writing to:

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy informa-

tion about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other informa- tion about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C.

20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-8399

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660